First Quarter 2023 Earnings Conference Call May 8, 2023 Exhibit 99.2

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements.

3 Overview Strong results Executed well Strengthened balance sheet Return to shareholders Tyler Refinery, Tyler, TX Find new image

4 First Quarter Highlights $ Millions (except per share) Adjusted Net Income $93 Adjusted Net Income per share $1.37 Adjusted EBITDA $285 Cash from operations $395

5 Adjusted EBITDA 1Q2023 vs 4Q2022 ($MM) $230 $91 $6 $(43) 1Q23 Adjusted EBITDA $210 $59 $1 $(1) $16 $285 4Q22 Adj. EBITDA Refining Logistics Retail Corporate 1Q23 Adj. EBITDA $— $50 $100 $150 $200 $250 $300

6 1st Quarter Consolidated Cash Flow ($MM) *includes cash and cash equivalents $841 $395 $(222) $(149) $865 12/31/2022 Cash Balance* Operating Activities Investing Activities Financing Activities 3/31/2023 Cash Balance* $— $200 $400 $600 $800 $1,000 $1,200 $1,400

7 Capital Expenditures $ Millions 2023 Est. 1Q23 Actual Refining $ 202 $ 147 Logistics 81 36 Retail 31 3 Corporate/Other 36 6 Delek Total $ 350 $ 192 Capital Expenditures Drivers 1% 81% 18% Regulatory Sustaining Growth 10% 68% 22% 1Q23 2023

8 Net Debt $ Millions March 31, 2023 December 31, 2022 Consolidated long-term debt - current portion $ 50 $ 75 Consolidated long-term debt - non-current portion 2,725 2,979 Consolidated total long-term debt 2,775 3,054 Less: Cash and cash equivalents 865 841 Consolidated net debt 1,910 2,213 Less: Delek Logistics net debt 1,697 1,654 Delek US, excluding DKL net debt $ 213 $ 559

9 2nd Quarter 2023 Outlook $ Millions Low High Operating Expenses $195 $205 General and Administrative Expenses $70 $80 Depreciation and Amortization $80 $90 Net Interest Expense $70 $80 Barrels per day (bpd) Total Crude Throughput 290,000 300,000 Total Throughput 301,000 311,000 Total Throughput by Refinery: Tyler, TX 74,000 77,000 El Dorado, AR 78,000 81,000 Big Spring, TX 69,000 71,000 Krotz Spring, LA 80,000 82,000

10 Supplemental Slides

11 Adjusted EBITDA 1Q23 vs 1Q22 ($MM) $230 $91 $6 $(43) 1Q23 Adjusted EBITDA $84 $191 $27 $(4) $(13) $285 1Q22 Adj. EBITDA Refining Logistics Retail Corporate 1Q23 Adj. EBITDA $— $50 $100 $150 $200 $250 $300 $350

12 2-1-1 Crack Spread Benchmark Update As Previously Reported Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 2-1-1: $19.11 $21.53 $32.47 $17.14 $11.10 $11.11 $8.68 $7.65 Updated Reporting Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 2-1-1: 50% Argus 50% Platts $23.81 $25.63 $36.23 $17.40 $11.75 $11.53 $8.87 $7.63 Krotz Springs refinery — Starting in Q1 2023, per barrel refining margin are compared to the Gulf Coast 2-1-1 crack spread consisting of (Argus pricing) LLS crude oil, (Argus pricing) U.S. Gulf Coast CBOB gasoline and 50% of (Argus pricing) U.S. Gulf Coast Pipeline No. 2 heating oil (high sulfur diesel) and 50% of (Platts pricing) U.S. Gulf Coast Pipeline No. 2 heating oil (high sulfur diesel). The Krotz Springs refinery’s crude oil input is primarily comprised of LLS and WTI Midland.

13 OPEX and G&A Reclassification Adjustments In the first quarter of 2023, we reassessed the classification of certain expenses and made certain reclassification adjustments to better represent the nature of those expenses.

14 Reconciliation of U.S. GAAP Income (Loss) per share to Adjusted Net Income (Loss) Per Share Three Months Ended March 31, Three Months Ended December 31, $ per share (unaudited) 2023 2022 2022 Reported diluted loss per share $ 0.95 $ 0.09 $ (1.73) Adjusting items, after tax (per share) (1) (2) Net inventory LCM valuation (benefit) loss (0.02) (0.09) (0.19) Other inventory impact (3) 0.89 (0.90) 2.17 Business interruption insurance recoveries (3) (0.06) (0.11) (0.06) Total unrealized hedging (gain) loss where the hedged item is not yet recognized in the financial statements (4) (0.37) 0.66 0.43 Restructuring costs (0.02) — 0.14 Total adjusting items (1) 0.42 (0.44) 2.49 Adjusted net income (loss) per share $ 1.37 $ (0.35) $ 0.76 (1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. (3) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 1Q23 Earnings Release (4) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.

15 Reconciliation of Net Income (Loss) attributable to Delek to Adjusted EBITDA Three Months Ended March 31, Three Months Ended December 31, $ in millions (unaudited) 2023 2022 2022 Reported net income (loss) attributable to Delek $ 64.3 $ 6.6 $ (118.7) Add: Interest expense, net 76.5 38.4 62.6 Income tax expense (benefit) 15.8 3.1 (43.6) Depreciation and amortization 83.4 68.3 77.8 EBITDA attributable to Delek 240.0 116.4 (21.9) Adjusting items Net inventory LCM valuation (benefit) loss (1.7) (8.5) (17.2) Other inventory impact (1) 77.1 (87.0) 193.6 Business Interruption insurance recoveries (1) (5.1) (10.0) (5.2) Unrealized (gain) loss where the hedged item is not yet recognized in the financial statements(2) (32.2) 64.5 39.0 Restructuring costs (1.4) — 12.5 Net income attributable to non-controlling interest 7.9 8.2 9.0 Total Adjusting items 44.6 (32.8) 231.7 Adjusted EBITDA $ 284.6 $ 83.6 $ 209.8 (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 1Q23 Earnings Release (2) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation.